SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)November 1, 1999
                                                        ----------------
       (October 28, 1999)
       ---------------------

                            ICG COMMUNICATIONS, INC.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  Delaware           1-11965         84-1342022
        ----------------------------------------------------------------
        (State of Incorporation)   (Commission     (IRS Employer
                                   File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                            ICG HOLDINGS (CANADA) CO.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                Canada             1-11052       Not Applicable
       -----------------------------------------------------------------
       (State of Incorporation) (Commission      (IRS Employer
                                File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                               ICG HOLDINGS, INC.
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Colorado           33-96540             84-1158866
       -----------------------------------------------------------------
       (State of Incorporation) (Commission         (IRS Employer
                                File Number)        Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                                ICG FUNDING, LLC
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Delaware          333-40495          84-1434980
       -----------------------------------------------------------------
       (State of Incorporation) (Commission      (IRS Employer
                                File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

       Registrants' telephone numbers, including area codes (888)424
                                                            ---------
       1144 and (303) 414-5000
       ------------------------

       Item 5.   Other Events.
       ------    ------------

                 In a press release dated October 28, 1999, ICG
       Communications, Inc., a Delaware corportation (the "Company"), announced its earnings information and results of operations for the Company's 1999 third quarter. A copy of the press release is attached.

       Item 7.   Exhibit.
       ------    --------

                 (c)  Exhibit
                      -------

                      99.1 Press Release, dated October 28, 1999.

                               INDEX TO EXHIBIT
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                INDEX TO EXHIBIT

99.1 Press Release, dated October 28, 1999.

                                  EXHIBIT 99.1

                     Press Release, dated October 28, 1999.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


       Dated: October 29, 1999                 ICG COMMUNICATIONS, INC.

                                               By:/s/ Harry R. Herbst
                                                  ----------------------
                                                  Harry R. Herbst
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

                                               ICG HOLDINGS (CANADA)  CO.

                                               By: /s/ Harry R. Herbst
                                                   ---------------------
                                                   Harry R. Herbst
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                               ICG HOLDINGS,  INC.

                                               By: /s/ Harry R. Herbst
                                                   ---------------------
                                                   Harry R. Herbst
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                               ICG FUNDING, LLC

                                               By: ICG Communications, Inc.
                                                   Common Member and Manager

                                               By: /s/ Harry R. Herbst
                                                   ---------------------
                                                   Harry R. Herbst
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)